SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



Date of Report (Date of earliest event reported):  April 12, 2001
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                               CENTURA BANKS, INC.
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               (Exact name of registrant as specified in charter)


   North Carolina                1-10646                   56-1688522
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(State of Incorporation)  (Commission File Number)        (IRS Employer
                                                        Identification No.)


134 North Church Street, Rocky Mount, North Carolina          27804
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(Address of principal executive office)                     (Zip code)


Registrant's telephone number, including area code:           (252) 454-4400
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                                       N/A
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          (Former name or former address, if changed since last report)


Exhibit Index on Page 4.

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Item 5.  Other Events

On April 12, 2001, Centura Banks, Inc. ("Centura") announced earnings for the three months ended March 31, 2001. Net income for the first quarter was $35.5 million or $0.89 per diluted share. This compares with 2000's first quarter net income of $8.0 million or $0.20 per diluted share, including $39.4 million of merger-related and other significant charges incurred as a result of the February 18, 2000 merger with Triangle Bancorp, Inc. Excluding these merger-related charges, diluted earnings per share for the three months ended March 31, 2000 was $0.90 per diluted share.

A press release is attached as Exhibit 99.

Safe Harbor

Statements made above, other than those containing historical information, are forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Act of 1995. These include statements about Centura, including descriptions of goals, expectations, projections, estimates, intentions, plans and objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. One can identify these forward-looking statements by the use of words such as "expects," "plans," "believes," "will," "estimates," "intends," "projects," "goals," and other words of similar meaning. One can identify them by the fact that they do not strictly relate to historical or current facts. Such statements reflect current views, but are based on assumptions and involve significant risks and uncertainties and are subject to change based on various factors, many of which are beyond Centura's control. Those factors include, but are not limited to, the following: (i) customer and deposit attrition, or revenue loss, following completed mergers may be greater than expected; (ii) competitive pressure in the banking industry may increase significantly; (iii) changes in the interest rate environment may reduce margins; (iv) general economic conditions, either nationally or regionally, may be less favorable than expected, resulting in, among other things, credit quality deterioration and the possible impairment of collectibility of loans;
(v) the impact of changes in monetary and fiscal policies, laws, rules and regulations; (vi) the impact of the Gramm-Leach-Bliley Act of 1999; (vii) changes in business conditions and inflation; (viii) the impact to revenue and expenses in the event that announced mergers do not consummate as anticipated; and (ix) other risks and factors identified in Centura's filings with the Securities and Exchange Commission and other regulatory bodies.


Item 7.  Financial statements and Exhibits.

The exhibit listed in the Exhibit Index is filed herewith as part of this Current Report on Form 8-K.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          CENTURA BANKS, INC.
                                          Registrant


Date: April 12, 2001                      By: /s/ Steven Goldstein
                                             ----------------------
                                              Steven Goldstein
                                              Chief Financial Officer



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                                  EXHIBIT INDEX

                                                                   Sequential
                                                                      Page
Exhibit       Description of Exhibit                                 Number
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99        Press release dated April 12, 2001                            5